UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2010

VIROPHARMA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-021699	23-2789550
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

ViroPharma Incorporated

730 Stockton Drive

Exton, Pennsylvania 19341

(Address of Principal Executive Offices)

(610) 458-7300

Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2010, the Board of Directors of ViroPharma Incorporated (the “Company”) adopted, subject to stockholder approval, an amendment to our 2005 Equity Incentive Plan, as amended and restated (the “2005 Plan”) to increase the number of authorized shares of common stock available for issuance under that plan by 5,000,000 shares and to make other desired changes, including adding a limitation on the number of restricted shares or restricted stock units issuable, adding a net exercise provision, modifying the definition of “change of control” to provide that the definition is triggered upon consummation of the applicable transaction and clarifying the provision regarding proportionate adjustment for changes in capitalization (the “Proposal”). On May 24, 2010, the Proposal was approved by stockholders at the Company’s Annual Meeting of Stockholders.

The foregoing summary description of the 2005 Plan is qualified in its entirety by reference to the actual terms of the 2005 Plan, which was attached as Annex A of the Company’s 2010 Proxy Statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on April 13, 2010. For additional information regarding the Proposal, stockholders are encouraged to refer to Proposal 2 located on pages 14-21 of the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Matters voted on by stockholders at the Company’s annual meting of stockholders included (1) the election of two Class II directors to the Company’s Board of Directors, (2) the adoption of the 2005 Plan, and (3) the ratification of the Company’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. There were represented at the meeting, either in person or by proxy, 69,656,198 shares of the Company’s common stock out of a total number of 77,816,493 shares of the Company’s common stock outstanding and entitled to vote at the meeting. The results of the stockholders’ votes are reported below:

1. With respect to the election of directors, the following Class II directors were elected by the indicated votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Frank Baldino, Jr., Ph.D..	41,269,062	15,398,359	12,988,777
William D. Claypool, M.D.	56,071,036	596,385	12,988,777

2. With respect to the adoption of the Company’s Amended and Restated 2005 Equity Incentive Plan, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
44,750,478	10,754,380	1,162,563	12,988,777

3. With respect to the ratification of the Company’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, the votes were as follows:

For	Against	Abstain
68,720,341	738,307	197,550

The foregoing votes reflect that all of the Class II director nominees were elected, the Company’s Amended and Restated 2005 Equity Incentive Plan was adopted and KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: May 25, 2010	By:	/s/ J. Peter Wolf
J. Peter Wolf
Vice President, General Counsel and Secretary